                                                                     EXHIBIT 4.3

                          [FRONT OF STOCK CERTIFICATE]

                              THERMO FIBERGEN INC.

TFG

COMMON STOCK PAR  Incorporated under the laws of the State  COMMON STOCK
VALUE $.01                  of Delaware                     CUSIP 88355U 10 9

                                                            SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS


This certifies that




is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                              THERMO FIBERGEN INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provision of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Prior to __________, this Certificate may be transferred only if the holder hereof simultaneously surrenders for transfer a certificate representing rights to cause the Corporation to redeem a like number of shares of Common Stock ("Redemption Rights") registered in the name of such holder properly endorsed. After __________, this Certificate may be transferred independently of the transfer of any Redemption Rights.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                            [ THERMO FIBERGEN INC. ]
                               [ Corporate Seal ]



Secretary                                  President and Chief Executive Officer
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                          [BACK OF STOCK CERTIFICATE]

                              THERMO FIBERGEN INC.

         This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitation or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common         UNIF GIFT MIN ACT -       Custodian
                                                        ------         --------
                                                        (Cust)         (Minor)
TEN ENT-as tenants by the entities                      under Uniform Gifts to
                                                        Minors

JT TEN-as joint tenants with right of                    Act
       survivorship and not as                              --------------------
       tenants in common                                        (State)

    Additional abbreviations may also be used though not in the above list.

         For value received,               hereby sell, assign and transfer unto
                            --------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)


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                                                             Shares of the Stock
- -------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
       -------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
     ----------------------------               --------------------------------
                                                            Signature

                                                --------------------------------
                                                THE SIGNATURES TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE CERTIFICATE IN EVERY
                                                PARTICULAR WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATSOEVER.